UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21359

Managed Duration Investment Grade Municipal Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  July 31

Date of reporting period:  August 1, 2011 to July 31, 2012

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

July 31, 2012

MZF | ANNUAL REPORT

Managed Duration Investment Grade Municipal Fund

WWW.GUGGENHEIMFUNDS.COM/MZF

. . .YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE MANAGED
DURATION INVESTMENT GRADE MUNICIPAL FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/mzf, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices and tax characteristics

Cutwater Investor Services Corp. and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

July 31, 2012

DEAR SHAREHOLDER

We thank you for your investment in Managed Duration Investment Grade Municipal Fund (the “Fund”). This report covers performance for the fiscal year ended July 31, 2012.

The Fund’s investment objective is to provide high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve this objective by investing substantially all of its assets in municipal bonds of investment-grade quality.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended July 31, 2012, the Fund provided a total return based on market price of 28.56% and a total return of 17.50% based on NAV. Past performance is not a guarantee of future results. As of July 31, 2012, the Fund’s last closing market price of $16.21 represented a premium of 5.19% to NAV of $15.41. As of July 31, 2011, the Fund’s last closing market price of $13.48 represented a discount of 3.85% to NAV of $14.02. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV.

Dividends of $0.0825 were paid in each month from August 2011 through July 2012. The current dividend represents an annualized distribution rate of 6.11% based on the last closing market price of $16.21 on July 31, 2012.

Cutwater Investor Services Corp. (“Cutwater”) serves as the Fund’s Investment Adviser. With $32 billion of fixed income assets under management and supervision as of June 30, 2012, Cutwater is one of the top 50 fixed income specialists in the world. Cutwater’s parent company, MBIA Inc., is listed on the New York Stock Exchange.

Guggenheim Funds Distributors, LLC (“GFD”) serves as the Servicing Agent to the Fund. GFD is part of Guggenheim Investments. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC which consists of investment managers with approximately $130 billion in combined total assets.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 26 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance, we encourage you to read the Questions & Answers section of this report, which begins on page 4 of this report. You will find information about how the Fund is managed, what affected the performance of the Fund during the fiscal year ended July 31, 2012, and Cutwater’s views on the market environment.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/mzf.

Sincerely,

Clifford D. Corso
President and Chief Executive Officer
Managed Duration Investment Grade Municipal Fund
August 31, 2012

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 3

QUESTIONS & ANSWERS	July 31, 2012

Clifford D. Corso
Portfolio Manager

Mr. Corso joined the firm in 1994, establishing the company’s asset management platform and building it into one of the largest fixed income managers in the world. With a staff of 120 people, Mr. Corso now oversees the investment of $32 billion in assets as of June 30, 2012, and directs the investment strategies of Cutwater’s clients, including pension funds, global banks, corporations, Taft-Hartley and insurance companies as well as hundreds of municipalities across the US. Mr. Corso also initiated and managed the expansion of the asset manager’s international asset management business from a principal office in London, now a multi-billion dollar platform.

Prior to joining the firm, Mr. Corso served as co-head of a fixed income division at Alliance Capital Management. In his 27-year career, he has held positions as a credit analyst, restructuring specialist, trader and portfolio manager. He has managed a wide range of fixed income products, including corporate, asset-backed, government, mortgage, municipal, credit default swap and derivative securities. He has developed several unique conduit businesses including East-Fleet, a London based vehicle serving several global banks. He was also an early pioneer in the credit derivatives market, developing several investment programs starting in 2000, and expanding this area to create the MINTS funds, one of the most successful CDS funds ever created with over $1.6 billion in notional value under management.

Mr. Corso began his career in banking positions as an analyst, lender and trader, and has led several notable and large debt restructurings. His analytical skills combine mathematics, game theory, economics, psychology and investment theory.

Mr. Corso graduated from Yale University with a degree in economics and earned an MBA from Columbia University. He has lectured on topics from leadership to finance at many academic institutions, including Columbia University and New York University, where he taught a course on financial derivatives.

He currently holds Series 7, 24, and 63 licenses from the Financial Industry Regulatory Authority (FINRA) and is a member of the Fixed Income Analysts Society, Global Association of Risk Professionals (GARP) and the Investment Management Executive Council. Mr. Corso also serves on the Board of Directors of the MBIA Foundation, a not-for-profit charity.

Mr. Corso is also a member of the Eisenhower Fellowships Board of Trustees. The Eisenhower Fellowships engages emerging leaders from around the world to enhance their professional capabilities, broaden their contacts, deepen their perspectives, and unite them in a diverse, global community - a network where dialogue, understanding, and collaboration lead to a more prosperous, just, and peaceful world.

James B. DiChiaro
Portfolio Manager

Mr. DiChiaro joined Cutwater in 1999 and is a vice president. He currently manages Cutwater’s municipal assets under management (taxable and tax-exempt) and has extensive experience managing money-market portfolios. Mr. DiChiaro began his career at Cutwater working with the conduit group structuring medium-term notes for Meridian Funding Company and performing the treasury role for an MBIA sponsored asset-backed commercial paper conduit, Triple-A One Funding Corporation. Prior to joining Cutwater he worked for Merrill Lynch supporting their asset-backed securities trading desk. Mr. DiChiaro has a bachelor’s degree from Fordham University and a master’s degree from Pace University.

Matthew J. Bodo
Portfolio Manager

Mr. Bodo joined the firm in 2002 and is a vice president in Cutwater’s portfolio management group. He participates in biweekly corporate credit and portfolio strategy meetings and supports the portfolio managers’ implementation of those strategies for Cutwater’s third party accounts. As part of his daily responsibilities, Mr. Bodo actively manages the local government investment pool portfolios, specializing in high-grade commercial paper, investment grade corporates, US Treasury and instrumentality bonds. Prior to this role, Mr. Bodo served as an investment accountant performing accounting related functions for mutual funds and MBIA insurance portfolios. He has a bachelor’s degree from the State University of New York at Albany.

In the following interview Portfolio Managers Clifford D. Corso, James B. DiChiaro and Matthew J. Bodo discuss the market environment and the performance of the Managed Duration Investment Grade Municipal Fund (the “Fund”) for the fiscal year ended July 31, 2012.

Please provide an overview of the economy and the municipal market during the 12-month period ended July 31, 2012.

In the late summer of 2011, as the period began, market sentiment was generally cautious. August 2011 brought political battles regarding the conflicting needs to increase the US’ debt ceiling and reduce future budget deficits. When the agreement that was reached did not meet the expectations of Standard and Poor’s, the credit rating of the US was downgraded to AA+. The Federal Reserve (the “Fed”) cited significant downside risks to economic growth at its September 2011 meeting, prompting the launch of “Operation Twist,” a program in which the Fed sold treasury securities with maturities of five years or less and used the proceeds to buy longer dated treasuries. The result was a significant flattening of the taxable yield curve, meaning that yields on longer maturity bonds decreased more than the yields on shorter maturity securities1. The

1
The yield curve is a curve on a graph in which the yield of fixed-interest securities is plotted against the length of time they have to run to maturity. Spread refers to the difference in yield between securities, in this case the difference between higher quality bonds and riskier bonds.

4 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	July 31, 2012

long-term solvency of certain European nations continued to affect markets, which were quick to react to any news out of Europe, good or bad. The result was increased market volatility and flight to quality rallies, generally benefitting US Treasury securities and the US dollar.

Economic news improved in the fourth quarter of 2011 and the beginning of 2012, with encouraging news regarding employment and inflation. More recent economic data cast doubt on what had previously appeared to be the movement of the US economy into a self-sustaining expansion, in the wake of the worst recession in generations. In late July 2012, the US Department of Commerce announced that gross domestic product (GDP) grew at an annual rate of just 1.5% in the second quarter of 2012, following a growth rate of 2.0% in the fourth quarter of the previous year. Concerns about the viability of the European Union and the financial solvency of several European nations contributed to investors’ attitude of caution.

During the first few months of the 12-month period covered by this report, municipal bonds underperformed US Treasury securities, as they typically do during flight-to-quality rallies. As investors began to adjust to the new low yield environment, tax-exempt bonds began to follow the trend of the taxable yield curve, and the municipal yield curve eventually began to flatten, although it remained steeper than the taxable yield curve.

Despite the low yield environment, the relatively high yield offered by tax-exempt bonds, coupled with tepid primary market supply, drove investors into the municipal bond market towards the end of 2011. Primary market issuance for 2011 amounted to a meager $295 billion, a decrease of more than 30% from the previous year, when the Build America Bond program drove a high level of issuance.

State and local governments derive most of their revenues from tax receipts; and recent data show that the growth of tax receipts have slowed to an annual pace of 2 to 3 percent—well below the average pace of roughly 10 percent per annum prior to 2008. Tax receipts improved in the first quarter of 2012, driven by recovery in the labor markets and increases in consumer spending, but showed only marginal growth when viewed on a year-on-year basis. This slowdown came as municipalities are still deleveraging in order to combat the contraction in revenues that occurred in 2008. Interest rates, which are near historic lows, have encouraged many municipal issuers to refinance previously issued debt, resulting in large bond “calls,” forcing investors to redeploy their capital at lower yields. Approximately 60 percent of all primary market municipal debt issuance in 2012 has consisted of refunding bonds. Despite a large year-on-year increase in gross municipal bond supply to approximately $190 billion, net supply (new issues minus maturities) is running close to zero and may fall to negative levels in the coming months. New money issuance should return as municipalities need to renovate schools, sewer systems, and other infrastructure.

In this very low interest rate environment, spreads between municipal bonds of the highest quality and lower quality bonds are remarkably narrow. In part, this is a function of a large amount of cash flowing into the municipal market, as investors seek high risk-adjusted returns. This high level of investment has also caused the yield curve to flatten further, meaning that yields on 30-year bonds decreased more than yields on bonds with shorter maturities.

For the 12-month period ended July 31, 2012, municipal bonds were one of the best performing asset classes, with the Barclays Capital Municipal Bond Index (the “Municipal Index”), a widely used measure of the municipal bond market as a whole, posting a return of 10.52%. For comparison, the Barclays Capital US Aggregate Bond Index returned 7.25% and the Barclays Capital US Treasury Composite Index returned 8.17% for the same period.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended July 31, 2012, the Fund provided a total return based on market price of 28.56% and a total return of 17.50% based on NAV. Past performance is not a guarantee of future results.

As of July 31, 2012, the Fund’s last closing market price of $16.21 represented a premium of 5.19% to NAV of $15.41. As of July 31, 2011, the Fund’s last closing market price of $13.48 represented a discount of 3.85% to NAV of $14.02. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV.

Dividends of $0.0825 were paid in each month from August 2011 through July 2012. The current dividend represents an annualized distribution rate of 6.11% based on the last closing market price of $16.21 on July 31, 2012.

How is the Fund’s portfolio structured, and what has that structure meant for performance?

The Fund has a high quality portfolio that is diversified across issuers, sectors and states. In selecting securities for the portfolio, the portfolio management team is supported by Cutwater’s team of credit analysts, who evaluate the credit quality of sectors and individual issuers, going far beyond the bond ratings provided by rating agencies. Cutwater’s proprietary quantitative models help to evaluate the risk of individual securities as well as the overall portfolio, supplementing the judgment of the experienced team. Thorough quantitative and qualitative analysis helps ensure that the

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	July 31, 2012

desired level of credit quality is maintained in the Fund’s portfolio while yield is added, as appropriate, by buying higher yielding bonds at what are considered to be attractive prices.

The relatively high average credit quality of the Fund’s portfolio has helped the Fund keep a stable distribution rate while outperforming its benchmark, the Barclays Capital Municipal Bond Index, which has a higher quality profile. In recent months, the average quality has been increased, with the addition of some AAA-rated bonds, mainly in the housing sector. Investments in AA bonds decreased somewhat, and positions in single-A and BBB-rated bonds increased modestly.

The improvement in the credit quality of the portfolio was achieved in part from a reduction in exposure to tobacco bonds. (Tobacco bonds were issued by states and backed by payments from tobacco companies that flow from legal settlements in the late 1990s.) Tobacco bonds have performed relatively well, and the Fund’s managers have taken advantage of the opportunity to sell into strength.

There has been a meaningful increase in the Fund’s holdings of pre-refunded bonds,3 which have increased from 3.8% of the portfolio in January 2012 to 6.0% at the end of July 2012. This increase occurred because bonds held in the portfolio became pre-refunded; the decision was made not to liquidate those high quality securities and redeploy the proceeds in this low interest rate environment. These securities can be used as a source of cash to redeploy into the market when credit spreads widen or interest rates rise.

The duration of the portfolio was shortened by approximately six months during the first half of the July 2012 fiscal year2. This meaningful reduction resulted partially from trading activities intended to reduce sensitivity to interest rates and partially from certain securities being pre-refunded. The average duration of the Fund’s portfolio was 7.31 years as of July 31, 2011; 6.72 years as of January 31, 2012; and 6.71 as of July 31, 2012.

Looking at the sector composition of the Fund, health care bonds remain overweight relative to the Municipal Index, but less overweight than in previous periods. Health care represented 20.3% of the portfolio as of July 31, 2011; 18.3% as of January 31, 2012; and 16.0% of the portfolio as of July 31, 2012. Some of the proceeds received as health care bonds that have been sold or called away have been invested in higher education bonds, a sector that appears to offer better relative value. The Fund’s position in general obligation bonds has been reduced; essential service bonds such as water and sewer have been increased.

Among the Funds non-investment-grade bond holdings are two series of bonds issued by AMR Corporation (the parent company of American Airlines), which filed for Chapter 11 bankruptcy reorganization in 2011. These bond issues are technically in default, as AMR has not made interest payments since the bankruptcy filing. However, these are issues with relatively short maturities that are secured by lease revenues from certain terminals at New York’s John F. Kennedy International Airport (“Kennedy Airport”), a major flight hub. AMR has affirmed the leases at Kennedy Airport, and the portfolio managers expect that debt-service payments will resume in the near future. The market has a favorable view of these bonds, which are currently priced at a premium.

Please explain the Fund’s leverage strategy and its effect on Fund returns.

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage adds to performance only when the cost of leverage is less than the total return generated by investments. The use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used.

As of July 31, 2012, the Fund had $69.45 million of leverage outstanding in the form of Auction Market Preferred Shares (“AMPS”). Since the Fund’s NAV return was greater than the cost of leverage during the fiscal year ended July 31, 2012, leverage contributed to the Fund’s total return.

What is the outlook for the municipal market in the coming months and how is the Fund positioned for that outlook?

In a difficult environment such as that experienced over the last year, with very low interest rates and narrow credit spreads, the Fund, with its managed duration style, focusing on total return as well as yield, is able to differentiate itself from many other municipal bond funds. The Fund holds positions in high coupon callable bonds which should perform well if there is a modest rise in interest rates. With interest rates at historically low levels, there are increasing probabilities that they will eventually rise. The Fund’s short duration, with most of the portfolio trading to call dates, position it well to take advantage of future opportunities to invest at higher interest rates. Supply is expected to be limited as municipalities continue to get their fiscal houses in order. Expectations are that municipal bond issuance in 2012 will be around $380 billion, but about two-thirds of new issuance, or $250 billion, will be refinancing activity.

2 Duration is a measure of the interest rate sensitivity of a bond or fixed-income portfolio which incorporates time to maturity and coupon size. The longer the duration, the greater the interest rate risk.
3 A bond is pre-refunded when the issuer has purchased US Treasury or agency securities that provide a stream of cash flow to pay off the bonds on their first call date.

6l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

July 31, 2012

Index Definitions

All indices are unmanaged. It is not possible to invest in an index.

The Barclays Capital Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch.

The Barclays Capital US Aggregate Bond Index represents securities that are US domestic, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital US Treasury Composite Index measures the performance of the US Treasury bond market, using market capitalization weighting and a standard rule based inclusion methodology.

MZF Risks And Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. An investment in this Fund may not be suitable for investors who are, or as a result of this investment would become, subject to the federal alternative minimum tax because the securities in the Fund may pay interest that is subject to taxation under the federal alternative minimum tax. Special rules apply to corporate holders. Additionally, any capital gains dividends will be subject to capital gains taxes.

The Fund may engage in various portfolio strategies both to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally and to seek to increase the return of the Fund. These strategies include the use of derivatives such as exchange traded financial futures and option contracts, options on futures contracts, or over-the-counter dealer transactions in caps, swap agreements or swaptions, the risks of which are summarized below. Such strategies subject the Fund to the risk that, if Cutwater incorrectly forecasts market values, interest rates or other applicable factors, the Fund’s performance could suffer. Certain of these strategies may provide investment leverage to the Fund’s portfolio and result in many of the same risks of leverage to the holders of the Fund’s common shares. The Fund is not required to use derivatives or other portfolio strategies and may not do so. Distributions by the Fund of any income or gain realized on the Fund’s hedging transactions generally will not be exempt from regular Federal income tax. There can be no assurance that the Fund’s portfolio strategies will be effective.

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, or the relationship between two indices. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described in the Fund’s Prospectus and on the Fund’s web site, such as liquidity risk, interest rate risk, credit risk, leveraging risk, the risk of ambiguous documentation and selection risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Under the terms of certain derivative instruments, the Fund could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by common shareholders. Also, suitable derivative

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS continued	July 31, 2012

transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

There are also specific risks associated with investing in municipal bonds, including but not limited to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The secondary market for municipal bonds is less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by the US Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

Leverage creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares, because common shareholders bear the effects of changes in the value of the Fund’s investments. Leverage also creates the risk that the investment return on the Fund’s common shares will be reduced to the extent the dividends paid on preferred shares and other expenses of the preferred shares exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred shareholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. When the Fund uses leverage, the fees paid to Cutwater and GFD will be higher than if leverage were not used.

There are also risks associated with investing in Auction Market Preferred Shares (“AMPS”). The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The AMPS market continues to remain illiquid as auctions for nearly all AMPS continue to fail. A failed auction is not a default, nor does it require the redemption of a fund’s auction rate preferred shares. Provisions in the Fund’s offering documents provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the US and around the world, have contributed to increased market volatility and may have long-term effects on the US and worldwide financial markets and cause further economic uncertainties or deterioration in the US and worldwide. The Adviser and Servicing Agent do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the US and global economies and securities markets.

In addition to the risks described above, the Fund is also subject to: Market Risk and Selection Risk, Call and Redemption Risk, Private Activity Bonds, Risks of Tobacco-Related Municipal Bonds, Leverage, Inflation Risk, Derivatives Risk, Affiliated Insurers, and Anti-takeover Provisions, Market Disruption. Please see the Fund’s website at www.guggenheimfunds.com/mzf for a more detailed discussion about Fund risks and considerations.

8l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	July 31, 2012

Fund Information
Symbol on New York Stock Exchange:	MZF
Initial Offering Date:	August 27, 2003
Closing Market Price as of 7/31/12:	$16.21
Net Asset Value as of 7/31/12:	$15.41
Yield on Closing Market Price as of 7/31/12:	6.11%
Taxable Equivalent Yield on Closing Market Price
as of 7/31/121:	9.40%
Monthly Distribution Per Common Share2:	$0.0825
Leverage as of 7/31/123:	40%
Percentage of total investments subject to
alternative minimum tax as of 7/31/12:	21.8%%
1 Taxable equivalent yield is calculated assuming a 35% federal income tax bracket.
2 Monthly distribution is subject to change.
3 As a percentage of total investments.

Total Returns
(Inception 8/27/03)	Market	NAV
One Year	28.56%	17.50%
Three Year - average annual	18.98%	14.20%
Five Year - average annual	12.33%	8.22%
Since Inception - average annual	7.07%	6.59%

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 9

PORTFOLIO OF INVESTMENTS	July 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 165.4%***
	Municipal Bonds – 163.4%
	Alabama – 2.7%
$ 845,000	Courtland Industrial Development Board, AMT, Series B	BBB	6.250%	08/01/2025	08/01/13 @ 100	$ 868,854
1,890,000	Courtland Industrial Development Board, AMT	Baa3	6.000%	08/01/2029	09/04/12 @ 100	1,898,600
						2,767,454
	Alaska – 0.8%
750,000	Alaska Municipal Bond Bank Authority, Series 1	AA	5.750%	09/01/2033	09/01/18 @ 100	874,215
	Arizona – 1.1%
1,000,000	Phoenix Industrial Development Authority	A+	5.250%	06/01/2034	06/01/22 @ 100	1,097,290
	California – 18.1%
1,500,000	California Health Facilities Financing Authority, Series B	AA–	5.875%	08/15/2031	08/15/20 @ 100	1,788,105
5,000,000	California State Public Works Board, Series A	BBB+	5.000%	06/01/2024	06/01/14 @ 100	5,203,550
6,000,000	California Various Purpose General Obligation	A–	5.125%	11/01/2024	11/01/13 @ 100	6,354,660
2,500,000	City of Chula Vista CA, AMT, Series B	A	5.500%	12/01/2021	06/02/14 @ 102	2,702,750
2,525,000	Los Angeles Unified School District, Series F	AA–	5.000%	01/01/2034	07/01/19 @ 100	2,856,532
						18,905,597
	Connecticut – 1.5%
1,500,000	Connecticut Housing Finance Authority, Series D 2	AAA	4.000%	11/15/2034	05/15/21 @ 100	1,520,955
	Delaware – 1.6%
1,500,000	Delaware State Economic Development Authority	BBB+	5.400%	02/01/2031	08/01/20 @ 100	1,664,130
	District of Columbia – 2.0%
2,000,000	District of Columbia Housing Finance Agency, AMT, (FHA)	Aaa	5.100%	06/01/2037	06/01/15 @ 102	2,055,800
	Florida – 9.2%
2,200,000	County of Miami-Dade FL, Aviation Revenue, AMT, (CIFG)	A–	5.000%	10/01/2038	10/01/15 @ 100	2,244,286
3,000,000	Highlands County Health Facilities Authority, Series D, (Prerefunded @ 11/15/2013)(a)	NR	5.875%	11/15/2029	11/15/13 @ 100	3,204,390
1,500,000	JEA Water & Sewer System Revenue, Series B	AA	4.000%	10/01/2041	10/01/17 @ 100	1,502,715
1,500,000	Miami-Dade County School Board, Series A, (Assured Gty)	AA–	5.375%	02/01/2034	02/01/19 @ 100	1,668,570
1,000,000	Seminole Indian Tribe of Florida, Series A(b)	BBB–	5.250%	10/01/2027	10/01/17 @ 100	1,019,830
						9,639,791
	Hawaii – 1.1%
1,000,000	Hawaii Pacific Health, Series B	A–	5.625%	07/01/2030	07/01/20 @ 100	1,141,990
	Illinois – 13.5%
1,000,000	Chicago Board of Education, General Obligation, Series A	AA–	5.000%	12/01/2041	12/01/21 @ 100	1,100,050
1,750,000	City of Chicago IL O’Hare International Airport Revenue, Series C	A–	5.500%	01/01/2031	01/01/21 @ 100	2,067,345
1,115,000	City of Chicago IL, O’Hare International Airport Revenue, AMT, Series A-2, (AGM)	AA–	5.500%	01/01/2016	01/01/14 @ 100	1,175,099
2,000,000	Illinois Finance Authority, Roosevelt University Revenue	Baa2	5.500%	04/01/2037	04/01/17 @ 100	2,089,960
1,000,000	Illinois Finance Authority, Rush University Medical Center Revenue, Series C	A–	6.375%	11/01/2029	05/01/19 @ 100	1,225,860
975,000	Illinois Housing Development Authority, AMT, Series A-2	AA	5.000%	08/01/2036	02/01/16 @ 100	986,534
2,000,000	Metropolitan Pier & Exposition Authority, Series A	AAA	5.000%	06/15/2042	06/15/22 @ 100	2,225,440
1,000,000	Railsplitter Tobacco Settlement Authority	A–	6.000%	06/01/2028	06/01/21 @ 100	1,168,530
2,000,000	State of Illinois, General Obligation, Series A	A+	5.000%	03/01/2028	03/01/14 @ 100	2,106,140
						14,144,958

See notes to financial statements.

10 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Indiana – 3.2%
$ 1,000,000	Indiana Finance Authority	BB	6.000%	12/01/2026	06/01/20 @ 100	$ 1,042,990
2,000,000	Indianapolis Local Public Improvement Bond Bank, Series A	A+	5.500%	01/01/2029	01/01/19 @ 100	2,295,880
						3,338,870
	Iowa – 3.4%
1,500,000	Iowa Higher Education Loan Authority	BBB	5.500%	09/01/2025	09/01/20 @ 100	1,681,440
2,000,000	Iowa Tobacco Settlement Authority, Series B	B+	5.600%	06/01/2034	06/01/17 @ 100	1,859,560
						3,541,000
	Kentucky – 2.1%
1,000,000	County of Owen KY, Waterworks System Revenue, Series B	BBB+	5.625%	09/01/2039	09/01/19 @ 100	1,076,290
1,000,000	Kentucky Economic Development Finance Authority, Series A	A1	5.625%	08/15/2027	08/15/18 @ 100	1,160,020
						2,236,310
	Louisiana – 7.9%
1,000,000	East Baton Rouge Sewerage Commission, Series A	AA–	5.250%	02/01/2034	02/01/19 @ 100	1,131,250
3,000,000	Louisiana Local Government Environmental Facilities & Community
	Development Authority	BBB–	6.750%	11/01/2032	11/01/17 @ 100	3,366,990
1,000,000	Louisiana Public Facilities Authority, Hospital Revenue	A3	5.250%	11/01/2030	05/01/20 @ 100	1,088,040
1,000,000	Parish of DeSoto LA, AMT, Series A	BBB	5.850%	11/01/2027	11/01/13 @ 100	1,050,350
1,500,000	Parish of St John the Baptist LA, Series A	BBB	5.125%	06/01/2037	06/01/17 @ 100	1,580,070
						8,216,700
	Maryland – 0.5%
500,000	Maryland Economic Development Corp.	BB	5.750%	09/01/2025	09/01/20 @ 100	542,975
	Massachusetts – 4.1%
1,000,000	Massachusetts Educational Financing Authority, AMT	AA	5.375%	07/01/2025	07/01/21 @ 100	1,100,610
1,000,000	Massachusetts Educational Financing Authority, AMT	AA	4.700%	07/01/2026	07/01/21 @ 100	1,021,880
1,000,000	Massachusetts Health & Educational Facilities Authority, Series A	BBB	6.250%	07/01/2030	07/01/19 @ 100	1,166,820
950,000	Massachusetts Housing Finance Agency, AMT	AA–	5.100%	12/01/2027	06/01/17 @ 100	989,102
						4,278,412
	Michigan – 4.5%
1,000,000	City of Detroit MI, Sewer Disposal Revenue, Series B, (AGM)	AA–	7.500%	07/01/2033	07/01/19 @ 100	1,263,970
1,000,000	City of Detroit MI, Water Supply System Revenue, (AGM)	AA–	7.000%	07/01/2036	07/01/19 @ 100	1,215,910
1,000,000	Michigan Finance Authority, Revenue	AA	5.000%	12/01/2031	12/01/21 @ 100	1,129,490
1,000,000	Michigan Strategic Fund, Series B-1	A-2	6.250%	06/01/2014	N/A	1,095,990
						4,705,360
	Mississippi – 1.1%
1,000,000	County of Warren MS, Series A	BBB	6.500%	09/01/2032	09/01/18 @ 100	1,137,710
	Nevada – 7.1%
5,410,000	City of Henderson NV, Series A	A	5.625%	07/01/2024	07/01/14 @ 100	5,788,483
1,435,000	Las Vegas Valley Water District, Series C	AA+	5.000%	06/01/2031	06/01/21 @ 100	1,634,580
						7,423,063
	New Hampshire – 1.0%
1,000,000	New Hampshire Health & Education Facilities Authority	BBB	5.000%	01/01/2034	01/01/22 @ 100	1,064,030
	New Jersey – 1.5%
1,500,000	New Jersey Health Care Facilities Financing Authority	BBB+	5.750%	07/01/2039	07/01/19 @ 100	1,614,855

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS continued	July 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	New York – 16.2%
$ 1,895,000	City of New York NY, Series J, (Prerefunded @ 5/15/2014)(a)	Aa2	5.000%	05/15/2023	05/15/14 @ 100	$ 2,053,991
40,000	City of New York NY, General Obligation, Series J	AA	5.000%	05/15/2023	05/15/14 @ 100	43,042
2,750,000	Long Island Power Authority, Series A	A–	5.100%	09/01/2029	09/01/14 @ 100	2,952,345
500,000	New York City Industrial Development Agency, American Airlines, JFK
	International Airport, AMT(c)	NR	7.500%	08/01/2016	N/A	532,080
750,000	New York City Industrial Development Agency, JFK International Airport,
	AMT, Series A(c)	C	8.000%	08/01/2012	N/A	750,000
1,750,000	New York Municipal Bond Bank Agency, Series C	A+	5.250%	12/01/2022	06/01/13 @ 100	1,814,540
1,000,000	New York State Dormitory Authority, Series A	BBB	5.000%	07/01/2032	07/01/22 @ 100	1,102,650
800,000	New York State Dormitory Authority, Series B	A–	5.250%	07/01/2024	07/01/17 @ 100	901,064
2,500,000	Suffolk County Industrial Development Agency, AMT	A–	5.250%	06/01/2027	06/01/13 @ 100	2,580,200
3,000,000	Tobacco Settlement Financing Corp., Series A-1	AA–	5.500%	06/01/2019	06/01/13 @ 100	3,128,850
1,000,000	Troy Industrial Development Authority	A–	5.000%	09/01/2031	09/01/21 @ 100	1,134,070
						16,992,832
	North Carolina – 3.1%
1,000,000	North Carolina Eastern Municipal Power Agency, Series D,
	(Prerefunded @ 1/1/2013)(a)	A–	5.125%	01/01/2023	01/01/13 @ 100	1,020,180
1,000,000	North Carolina Eastern Municipal Power Agency, Series D,
	(Prerefunded @ 1/1/2013)(a)	A–	5.125%	01/01/2026	01/01/13 @ 100	1,020,180
1,210,000	North Carolina Housing Finance Agency, AMT, Series 14A, (AMBAC)	AA	5.350%	01/01/2022	09/04/12 @ 100	1,210,000
						3,250,360
	Ohio – 7.2%
2,000,000	American Municipal Power, Inc., Series B	A	5.000%	02/15/2042	02/15/22 @ 100	2,219,120
1,465,000	County of Cuyahoga OH, Cleveland Clinic Health System, Series A,
	(Prerefunded @ 7/1/2013)(a)	AA–	6.000%	01/01/2020	07/01/13 @ 100	1,541,752
1,535,000	County of Cuyahoga OH, Cleveland Clinic Health System, Series A,
	(Prerefunded @ 7/1/2013)(a)	NR	6.000%	01/01/2020	07/01/13 @ 100	1,614,697
1,000,000	Ohio Air Quality Development Authority, Series A	BBB–	5.700%	02/01/2014	N/A	1,052,240
1,000,000	Ohio Air Quality Development Authority	BBB–	5.625%	06/01/2018	N/A	1,142,800
						7,570,609
	Oklahoma – 1.0%
1,000,000	Oklahoma Development Finance Authority	A	5.000%	02/15/2034	02/15/22 @ 100	1,089,360
	Pennsylvania – 6.8%
1,110,000	City of Philadelphia PA, General Obligation, Series A, (Assured Gty)	AA–	5.375%	08/01/2030	08/01/19 @ 100	1,257,996
1,100,000	City of Philadelphia PA, General Obligation	BBB+	5.875%	08/01/2031	08/01/16 @ 100	1,207,349
2,340,000	Pennsylvania Higher Educational Facilities Authority	BBB	5.250%	05/01/2023	05/01/13 @ 100	2,393,376
1,000,000	Pennsylvania Higher Educational Facilities Authority, Series A	BBB	5.000%	05/01/2037	11/01/17 @ 100	1,044,900
1,000,000	Pennsylvania Higher Educational Facilities Authority, Series B	AA–	6.000%	08/15/2026	08/15/18 @ 100	1,202,940
						7,106,561
	Puerto Rico – 2.3%
1,000,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority	BBB–	5.000%	07/01/2033	07/01/22 @ 100	1,021,120
1,215,000	Puerto Rico Sales Tax Financing Corp.	AA–	5.250%	08/01/2040	08/01/21 @ 100	1,345,224
						2,366,344
	Rhode Island – 1.4%
1,300,000	Rhode Island Convention Center Authority, Series A, (Assured Gty)	AA–	5.500%	05/15/2027	05/15/19 @ 100	1,509,326

See notes to financial statements.

12 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	South Carolina – 3.5%
$ 2,500,000	County of Florence SC, Series A, (AGM)	AA–	5.250%	11/01/2027	11/01/14 @ 100	$ 2,616,100
1,000,000	County of Georgetown SC, AMT, Series A	BBB	5.300%	03/01/2028	03/01/14 @ 100	1,013,080
						3,629,180
	South Dakota – 5.3%
1,200,000	South Dakota Health & Educational Facilities Authority, Series A	AA–	5.250%	11/01/2034	11/01/14 @ 100	1,259,988
4,200,000	South Dakota Housing Development Authority, AMT, Series K	AAA	5.050%	05/01/2036	11/01/15 @ 100	4,280,136
						5,540,124
	Tennessee – 3.2%
2,500,000	Knox County Health Educational & Housing Facilities Board	BBB+	5.250%	04/01/2027	04/01/17 @ 100	2,688,750
675,000	Metropolitan Nashville Airport Authority	Baa3	5.200%	07/01/2026	07/01/20 @ 100	697,957
						3,386,707
	Texas – 14.4%
2,000,000	Bexar County Housing Finance Corp., AMT, (GNMA)	Aa2	5.200%	10/20/2034	10/20/14 @ 100	2,030,320
2,000,000	City of Houston TX Utility System Revenue, Series A, (AGM)	AA	5.000%	11/15/2033	11/15/17 @ 100	2,209,440
2,000,000	Lower Colorado River Authority	A	6.250%	05/15/2028	05/15/18 @ 100	2,388,340
1,885,000	Matagorda County Navigation District No. 1, AMT, (AMBAC)(d)	A–	5.125%	11/01/2028	N/A	2,141,285
2,000,000	North Texas Tollway Authority, Series A	A–	5.625%	01/01/2033	01/01/18 @ 100	2,216,100
1,000,000	North Texas Tollway Authority, Series L-2(d)	A–	6.000%	01/01/2038	N/A	1,022,210
2,100,000	San Leanna Educational Facilities Corp.	BBB+	5.125%	06/01/2036	06/01/17 @ 100	2,175,600
820,000	Tarrant County Cultural Education Facilities Finance Corp., Series A, (Assured Gty)	AA–	5.750%	07/01/2018	N/A	892,914
						15,076,209
	Virginia – 1.5%
1,250,000	Washington County Industrial Development Authority, Series C	BBB+	7.500%	07/01/2029	01/01/19 @ 100	1,573,312
	Washington – 1.1%
1,000,000	Tes Properties, WA Revenue	AA+	5.625%	12/01/2038	06/01/19 @ 100	1,117,710
	Wisconsin – 1.3%
1,250,000	Wisconsin Health & Educational Facilities Authority, Series A	AA+	5.000%	11/15/2036	11/15/16 @ 100	1,397,162
	Wyoming – 7.1%
4,000,000	County of Sweetwater WY, AMT	BBB+	5.600%	12/01/2035	12/01/15 @ 100	4,246,000
3,100,000	Wyoming Community Development Authority, AMT, Series 7	AA+	5.100%	12/01/2038	12/01/16 @ 100	3,180,290
						7,426,290
	Total Municipal Bonds – 163.4%
	(Cost $155,816,929)					170,943,551
Redemption
Value	Description					Value
	Preferred Shares – 2.0%
	Diversified Financial Services – 2.0%
2,000,000	Centerline Equity Issuer Trust, Series A-4-1(b)	Aaa	5.750%	05/15/2015	N/A	2,129,440
	(Cost $2,000,000)
	Total Long-Term Investments – 165.4%
	(Cost $157,816,929)					173,072,991
	Short-Term Investments – 1.8%

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS July 31, 2012

Number
of Shares	Description	Value
	Money Market – 1.8%
$1,859,172	JPMorgan Tax Free Money Market	$1,859,172
	(Cost $1,859,172)
	Total Investments – 167.2%
	(Cost $159,676,101)	174,932,163
	Liabilities in excess of Other Assets – (0.8%)	(859,794)
	Preferred Shares, at redemption value – (-66.4% of Net Assets
	Applicable to Common Shareholders or -39.7% of Total Investments)	(69,450,000)
	Net Assets Applicable to Common Shareholders – 100.0%	$104,622,369

AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by Ambac Assurance Corporation
AMT – Income from this security is a preference item under the Alternative Minimum Tax.
Assured Gty – Insured by Assured Guaranty Corporation
CIFG – Insured by CIFG Assurance North America, Inc.
FHA – Guaranteed by Federal Housing Administration
GNMA – Guaranteed by Ginnie Mae
N/A – Not Applicable

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.
***	All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.
(a)
The bond is prerefunded. US government or US government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2012, these securities amounted to $3,149,270, which represents 3.0% of net assets applicable to common shares.

(c)
Defaulted security. Non-income producing as the issuer is currently in default with respect to interest payments. The value of these securities at July 31, 2012, was $1,282,080 which represents 1.2% of net assets applicable to common shares.

(d)	Security is a “Step-up” bond where the coupon increases or steps up at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.

See notes to financial statements.

14 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	July 31, 2012

Assets
Investments, at value (cost $159,676,101)	$174,932,163
Interest receivable	1,890,133
Cash	26,748
Other assets	15,581
Total assets	176,864,625
Liabilities
Payable for securities purchased	2,580,260
Investment advisory fee payable	44,007
Servicing agent fee payable	29,339
Distributions payable - preferred shareholders	26,496
Administration fee payable	3,646
Accrued expenses and other liabilities	108,508
Total liabilities	2,792,256
Preferred Shares, at redemption value
$.001 par value per share; 2,778 Auction Market Preferred Shares authorized,
issued and outstanding at $25,000 per share liquidation preference	69,450,000
Net Assets Applicable to Common Shareholders	$104,622,369
Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; unlimited number of shares authorized,
6,787,494 shares issued and outstanding	$6,787
Additional paid-in capital	96,743,494
Net unrealized appreciation on investments	15,256,062
Accumulated undistributed net investment income	541,644
Accumulated net realized loss on investments	(7,925,618)
Net Assets Applicable to Common Shareholders	$104,622,369
Net Asset Value Applicable to Common Shareholders (based on 6,787,494 common shares outstanding)	$15.41

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 15

STATEMENT OF OPERATIONS For the year ended July 31, 2012	July 31, 2012

Investment Income
Interest		$ 8,740,835
Expenses
Investment advisory fee	$ 660,826
Servicing agent fee	440,551
Auction agent fees - preferred shares	119,575
Professional fees	95,724
Fund accounting	65,388
Administrative fee	46,597
Trustees’ fees and expenses	44,507
Printing expenses	33,377
Custodian fee	24,565
NYSE listing fee	21,228
Transfer agent fee	18,664
Insurance	15,665
Line of credit fee	957
Miscellaneous	30,055
Total expenses		1,617,679
Investment advisory fee waived		(152,498)
Servicing agent fee waived		(101,666)
Net expenses		1,363,515
Net investment income		7,377,320
Realized and Unrealized Gain (Loss) on Investments
Net realized loss		(239,566)
Net change in unrealized appreciation (depreciation)		9,967,901
Net realized and unrealized gain on investments		9,728,335
Distributions to Auction Market Preferred Shareholders from
Net investment income		(930,077)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$ 16,175,578

See notes to financial statements.

16 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	July 31, 2012

	For the	For the
	Year Ended	Year Ended
	July 31, 2012	July 31, 2011
Increase (decrease) in Net Assets Applicable to Common
Shareholders Resulting from Operations:
Net investment income	$7,377,320	$7,562,738
Net realized loss on investments	(239,566)	(1,130,690)
Net change in unrealized appreciation (depreciation) on investments	9,967,901	(1,327,456)
Distributions to auction market preferred shareholders from net investment income	(930,077)	(1,001,260)
Net increase in net assets applicable to common shareholders resulting from operations	16,175,578	4,103,332
Distributions to common shareholders from
Net investment income	(6,709,188)	(6,694,146)
Capital share transactions
Reinvestment of dividends	243,370	313,110
Total change in net assets applicable to common shareholders	9,709,760	(2,277,704)
Net assets applicable to common shareholders:
Beginning of period	94,912,609	97,190,313
End of period (including undistributed net investment income
of $541,644 and $803,589, respectively)	$104,622,369	$94,912,609

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 17

FINANCIAL HIGHLIGHTS	July 31, 2012

Per share operating performance for one common share	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
outstanding throughout each period	July 31, 2012	July 31, 2011	July 31, 2010	July 31, 2009	July 31, 2008
Net asset value, beginning of period	$14.02	$14.40	$12.73	$13.17	$14.21
Investment operations
Net investment income (a)	1.09	1.12	1.06	1.02	0.99
Net realized and unrealized gain/(loss) on investments
and swaptions transactions	1.43	(0.36)	1.72	(0.49)	(1.06)
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	(0.14)	(0.15)	(0.14)	(0.24)	(0.35)
Total from investment operations	2.38	0.61	2.64	0.29	(0.42)
Distributions to common shareholders from net investment income	(0.99)	(0.99)	(0.97)	(0.73)	(0.62)
Net asset value, end of period	$15.41	$14.02	$14.40	$12.73	$13.17
Market value, end of period	$16.21	$13.48	$14.53	$11.87	$11.73
Total investment return (b)
Net asset value	17.50%	4.57%	21.21%	2.83%	-3.07%
Market value	28.56%	-0.32%	31.45%	8.65%	-2.29%
Ratios and supplemental data
Net assets, end of period (thousands)	$104,622	$94,913	$97,190	$101,016	$104,526
Ratio of expenses to average net assets (excluding interest expense
and net of fee waivers) (c)	1.36%	1.46%	1.35%	1.54%	1.27%
Ratio of expenses to average net assets (excluding interest expense
and excluding fee waivers) (c)	1.62%	1.72%	1.69%	1.91%	1.61%
Ratio of expenses to average net assets (including interest expense
and net of fee waivers) (c)	1.36%	1.46%	1.35%	1.54%	1.32%
Ratio of expenses to average net assets (including interest expense
and excluding fee waivers) (c)	1.62%	1.72%	1.69%	1.91%	1.66%
Ratio of net investment income to average net assets (c)	7.38%	8.09%	7.68%	8.65%	7.15%
Portfolio turnover	15%	8%	6%	21%	29%
Preferred shares, at redemption value ($25,000 per share
liquidation preference) (thousands)	$69,450	$69,450	$69,450	$69,450	$69,450
Preferred shares asset coverage per share	$62,661	$59,166	$59,986	$61,363	$62,626

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.

See notes to financial statements.

18 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	July 31, 2012

Note 1 – Organization:

The Managed Duration Investment Grade Municipal Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. (now known as Cutwater Investor Services Corp.).

Note 2 – Accounting Policies:

The preparation of financial statements in accordance with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments: The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Positions in futures contracts, interest rate swaps and options on interest rate swaps (“swaptions”) are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in less active markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 3 securities during the year ended July 31, 2012.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of July 31, 2012:

Valuations (in $000s)	Level 1	Level 2	Level 3	Total
Description
Assets:
Preferred Shares	$–	$2,129	$–	$2,129
Municipal Bonds	–	170,944	–	170,944
Money Market	1,859	–	–	1,859
Total	$1,859	$173,073	$–	$174,932

There were no transfers between levels for the year ended July 31, 2012.

(b) Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes over the life of each security.

(c) Dividends and Distributions: The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 6.

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations: Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 19

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2012

bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis. The Fund did not invest in inverse floaters during the year ended July 31, 2012.

Note 3 – Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between Cutwater Investor Services Corp. (the “Adviser”) and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board of Trustees. The Adviser is a subsidiary of Cutwater Holdings, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily managed assets. (“Managed Assets” represent the Fund’s total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets.

Pursuant to a Servicing Agreement, Guggenheim Funds Distributors, LLC (the “Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets.

Under a separate Fund Administration agreement, Guggenheim Funds Investment Advisors, LLC (“GFIA”), an affiliate of the Servicing Agent, provides fund administration services to the Fund. GFIA receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and auction agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund. As auction agent, BNY is responsible for conducting the auction of the preferred shares.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to US federal excise tax.

Information on the tax components of investments as of July 31, 2012 is as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Appreciation on
Purposes	Appreciation	Depreciation	Investments
$159,709,311	$15,252,509	$(29,657)	$15,222,852

The difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership/trust income.

As of July 31, 2012, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

	Undistributed	Undistributed	Accumulated
	Tax-Exempt	Ordinary	Capital and	Unrealized
	Income	Income	Other Losses	Appreciation
2012	$589,996	$ –	$(7,940,760)	$15,222,852

The cumulative timing differences under tax basis accumulated capital and other losses as of July 31, 2012 are due to investments in partnerships/trusts.

As of July 31, 2012, the Fund had a capital loss carryforward of $7,551,214 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows: $922,049 on July 31, 2013, $625,460 on July 31, 2014 and $4,772,269 on July 31, 2017. The Fund has an unlimited long-term capital loss of $1,231,436. Per the Regulated Investment

20 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2012

Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010, therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

Distributions paid to shareholders during the tax years ended July 31, 2012 and 2011, were characterized as follows:

	Tax-exempt	Ordinary	Total
	income	income	distributions
2012	$7,570,996	$68,269	$7,639,265
2011	$7,621,698	$73,708	$7,695,406

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended July 31, 2012, the Fund incurred and will elect to defer $389,546 as post-October losses.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those years that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2012, aggregated $25,192,616 and $24,432,134, respectively.

Note 6 – Capital:

There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 6,787,494 common shares outstanding at July 31, 2012, of which the Adviser owned 11,882 shares.

Transactions in common shares were as follows:

	Year Ended	Year Ended
	July 31, 2012	July 31, 2011
Beginning shares	6,771,263	6,749,259
Shares issued through dividend reinvestment	16,231	22,004
Ending shares	6,787,494	6,771,263

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares (“AMPS”), Series M7 and 1,389 shares of Auction Market Preferred Shares, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of July 31, 2012, the Fund had 1,389 shares each of AMPS, Series M7 and W28, outstanding. Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 110% or the reference rate plus 1.10%.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

The range of dividend rates on the Fund’s AMPS for the year ended July 31, 2012, were as follows:

				Next
Series	Low	High	At 7/31/12	Auction Date
M7	1.259%	1.485%	1.485%	8/6/12
W28	1.261%	1.446%	1.322%	8/8/12

The Fund is subject to certain limitations and restrictions while the AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value plus any accrued dividends.

On July 12, 2012, Moody’s Investors Service, Inc. (“Moody’s”) notified the Servicing Agent and Cutwater that Moody’s downgraded the AMPS from ‘Aaa’ to ‘Aa1’. This downgrade was a result of Moody’s new methodology for rating debt and preferred stock issued by closed-end funds and in line with downgrades experienced by other tax-exempt national municipal closed-end funds. On August 21, 2012, the Board of Trustees approved the termination of Moody’s as a rating agency with regard to rating both series of AMPS. The Fund expects to cease to comply with any provision in the AMPS offering documents relating to the maintaining of a Moody’s rating on or about November 4, 2012 with respect to both series of AMPS. As of the date of this report, Standard & Poor’s Rating Group continues to rate the AMPS.

The AMPS, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the AMPS.

Note 7 – Borrowings:

The Fund has an uncommitted $2,000,000 line of credit with BNY. Interest on the amount borrowed is based on the Federal Funds Rate plus a spread on outstanding balances. At July 31, 2012, there was no amount

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 21

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2012

outstanding in connection with the Fund’s uncommitted line of credit. The average daily amount of borrowings during the year ended July 31, 2012 was $110,847 with a related weighted average interest rate of 0.85%. The maximum amount outstanding during the year ended July 31, 2012, was $1,500,000.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Regulatory Matters:

GFIA, the Administrator of the Fund and an affiliate of the Servicing Agent, has notified the Fund of the following: In 2009, the Securities and Exchange Commission (“SEC”) staff conducted an examination and in 2010 reported to GFIA that the SEC staff believed certain deficiencies existed in connection with the management of a liquidated closed-end fund formerly advised by GFIA and a third-party sub-adviser. In April 2012, GFIA and a current and a former employee of GFIA each received separate letters from the SEC staff (commonly referred to as a Wells Notice) stating that the staff intends to recommend to the SEC that action be brought against GFIA and the current and former employee for allegedly failing to cause the fund to adequately disclose certain investments made by the fund and providing the recipients of the letters with an opportunity to respond to the potential allegations.

GFIA has replied to the Wells Notice and responded to the SEC staff’s allegations. Although there can be no assurance as to the outcome, GFIA has advised the Fund that it believes its disclosures were proper and that resolution of this matter will not materially and adversely affect its financial condition or its ability to act as the Administrator to the Fund.

Note 10 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

Dividend Declarations – Common Shareholders

The Fund has declared the following dividends to common shareholders:

Rate Per	Declaration	Ex-Dividend	Record	Payable
Share	Date	Date	Date	Date
$0.0825	8/01/12	8/13/12	8/15/12	8/31/12
$0.0825	9/04/12	9/12/12	9/14/12	9/28/12

22 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	July 31, 2012

The Board of Trustees and Shareholders of
Managed Duration Investment Grade Municipal Fund

We have audited the accompanying statement of assets and liabilities of Managed Duration Investment Grade Municipal Fund (the Fund), including the portfolio of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Duration Investment Grade Municipal Fund at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

Chicago, Illinois
September 25, 2012

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 23

SUPPLEMENTAL INFORMATION (Unaudited)	July 31, 2012

Federal Income Tax Information

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year end (July 31, 2012) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that the majority of dividends paid from net investment income from the Fund during the tax period ended July 31, 2012 was federally exempt interest dividends. The Fund has invested in municipal bonds containing market discount, whose accretion is taxable and accordingly, 1.10% of the dividends paid from net investment income during the tax period are attributable to this taxable income. Therefore, the Fund designated $7,570,996 as tax-exempt income.

Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2012. The amount that will be reported will be the amount to use on your 2012 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended July 31, 2012. Shareholders are advised to consult with their tax advisers as to the federal, state and local tax status of the income received from the Funds. In January 2013, an allocation of interest by state will be provided which may be of value in reducing a shareholder’s state or local tax liability, if any.

Trustees

The Trustees of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Number of
Name, Address*, Year	Term of Office**		Portfolios in the
of Birth and Position(s)	and Length	Principal Occupation during the Past Five Years	Fund Complex***	Other Directorships
Held with Registrant	of Time Served	and Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President	55	None
Year of Birth: 1951		& Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut
Trustee		International (1991-1993) and Senior Vice President, Strategic Planning
and New Business Development of PepsiCo., Inc. (1987-1990).
Ronald A. Nyberg	Since 2003	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	57	None
Year of Birth: 1953		law, estate planning and business transactions (2000-present).
Trustee		Formerly, Executive Vice President, General Counsel and
Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2003	Portfolio Consultant (2010-present). Formerly, Vice President,	54	Trustee, Bennett Group of Funds
Year of Birth: 1958		Manager and Portfolio Manager of Nuveen Asset Management		(2011-present).
Trustee, Chairman		(1998-1999), Vice President of Nuveen Investment Advisory Corp.
(1992-1999), Vice President and Manager of Nuveen Unit Investment
Trusts (1991-1999), and Assistant Vice President and Portfolio Manager
of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen
& Co., Inc. (1982-1999).
Interested Trustees:
Clifford D. Corso†	Since 2003	President of Cutwater Investor Services Corp.; Chief Investment Officer,	1	None
113 King Street		MBIA Insurance Corp.
Armonk, NY 10504
Year of Birth: 1961
Trustee, Chief
Executive Officer
and President
Kevin M. Robinson††	Trustee since 2009	Senior Managing Director and General Counsel of Guggenheim Funds	1	None
Year of Birth: 1959		Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and
Trustee and	Chief Legal	Guggenheim Funds Services LLC (2007-present). Chief Legal Officer and
Chief Legal Officer	Officer	Chief Executive Officer of certain other funds in the Fund Complex.
	since 2008	Formerly, Associate General Counsel and Assistant Corporate Secretary
of NYSE Euronext, Inc. (2000-2007).
*	The business address of each Trustee unless otherwise noted is c/o Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.
**	Each Trustee serves a three-year term concurrent with the class of Trustees for which he serves:
                       -Messrs. Toupin and Robinson, as Class II Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
                       -Messrs. Barnes and Corso, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
                       -Due to the fact that there was not a quorum at the 2011 shareholder meetings, Mr. Nyberg, as a holdover Class I Trustee, is expected to stand again for re-election at the Fund’s 2012 annual meeting of shareholders.
***
The Guggenheim Funds Fund Complex consists of US registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Corso is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Cutwater Investor Services Corp., the Fund’s Investment Adviser.

††
Mr. Robinson is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Guggenheim Funds Distributors, LLC, the Fund’s Servicing Agent and certain of its affiliates.

24 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	July 31, 2012

Executive Officers

The executive officers of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupation During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Officers:
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC
Year of Birth: 1955		(2010-present). Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund
Chief Accounting Officer,		Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010).
Chief Financial Officer and
Treasurer
Mark E. Mathiasen	Since 2007	Director, Associate General Counsel of Guggenheim Fund Services, LLC (2012-present). Formerly, Vice President;
Year of Birth: 1978		Assistant General Counsel of Guggenheim Funds Services, LLC (2007-present). Secretary of certain other funds in the
Secretary		Fund Complex.
Stevens T. Kelly	Since 2012	Assistant General Counsel of Guggenheim Funds Services, LLC (2011 to present). Assistant Secretary of certain other
Year of Birth: 1982		funds in the Fund Complex. Previously, associate at K&L Gates LLP (2008-2011), J.D., University of Wisconsin Law
Assistant Secretary		School (2005-2008).
James B. DiChiaro	Since 2009	Vice President, Cutwater Investor Services Corp. (1999-present)
113 King Street
Armonk, NY 10504
Year of Birth: 1976
Vice President
Ann E. Edgeworth	Since 2012	Director, Foreside Compliance Services, LLC (2011-present). Formerly, Vice President, State Street Corporation
Year of Birth: 1961		(2007-2011); Director, Investors Bank & Trust (2004-2007).
Interim Chief Compliance
Officer
*	The business address of each officer, unless otherwise noted, is c/o Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 25

DIVIDEND REINVESTMENT PLAN (Unaudited)	July 31, 2012

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Computershare Shareowner Services LLC (“the Plan Administrator”), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: 866-488-3559.

26 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

BOARD CONSIDERATION IN CONNECTION WITH 2012 INVESTMENT MANAGEMENT
AGREEMENT CONTRACT CONTINUATION	July 31, 2012

On May 17, 2012, the Board of Trustees, including the Independent Trustees (those trustees who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”)), of Managed Duration Investment Grade Municipal Fund (the “Fund”) met to consider the approval of the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Cutwater Investor Services Corp. (the “Adviser”). As part of their review process, the Independent Trustees were represented by independent legal counsel. The Board of Trustees reviewed materials received from the Adviser, as well as Guggenheim Funds Distributors LLC (“Guggenheim Distributors”), the servicing agent of the Fund, Guggenheim Funds Investment Advisors, LLC (“Guggenheim Advisors” and, together with Guggenheim Distributors, “Guggenheim”), the administrator of the Fund, the Fund and independent legal counsel with respect to contract renewal.

In preparation for their review, the Independent Trustees communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information to the Adviser and Guggenheim. The Adviser and Guggenheim provided extensive information in response to the request. In executive session on May 4, 2012, the Independent Trustees met to discuss the information provided by the Adviser and Guggenheim, as well as their responsibilities in connection with their consideration of the Fund’s advisory and administrative arrangements. On the basis of the May 4th meeting and in consultation with independent legal counsel, the Independent Trustees sent a formal request for additional information to the Adviser and Guggenheim. The Adviser and Guggenheim supplemented their initial responses with additional information to the satisfaction of the Independent Trustees.

Among other information, the Adviser provided general information to assist the Independent Trustees in assessing the nature and quality of services provided by the Adviser; information comparing the investment performance of the Fund to a peer group of closed-end funds selected by the Adviser and Guggenheim with similar characteristics to the Fund including, but not limited to, investment objectives and strategies, effective duration targets, assets under management, the use of leverage and the lack of a termination date (the “Performance Peer Group”); information comparing the advisory fees and expense ratios of a group of funds selected by the Adviser and Guggenheim with assets under management, the use of leverage and the lack of a termination date similar to the Fund (the “Expense Peer Group”); information comparing the investment performance and advisory fees of the Fund to other institutional clients of the Adviser with similar investment objectives to the Fund; and information about the Adviser’s profitability and the effectiveness of the compliance program adopted by the Adviser.

Based upon its review, the Board of Trustees unanimously concluded that it was in the best interest of the Fund and its shareholders to approve the Advisory Agreement. In deciding to recommend the approval of the Advisory Agreement, the Board of Trustees did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board of Trustees.

With respect to the nature, extent and quality of the services provided by the Adviser, the Board of Trustees considered the Adviser’s response to various inquiries, including regulatory and legal issues, the Adviser’s Form ADV, financial information regarding the Adviser and the financial support provided to the Fund in the form of a fee waiver. The Board of Trustees also considered the key personnel available to manage the portfolio. The Board of Trustees considered the Adviser’s ability to achieve the Fund’s investment objective of providing common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility, and noted the Fund’s current monthly distribution of $0.0825 per share represented an annualized distribution rate of 6.46% based on the Fund’s market price as of March 31, 2012 (or a 9.94% taxable equivalent yield for taxpayers in the 35% tax bracket).

In considering investment performance, the Board of Trustees reviewed the Fund’s performance relative to the Barclays Municipal Bond Index and the Barclays 15 Year Municipal Index (“Barclays Indices”) and the Performance Peer Group. The Board of Trustees reviewed the Fund’s total return on a net asset value basis for the six months ended January 31, 2012 and the one-year, three-year, five-year and since inception periods ended January 31, 2012. It was noted that the Fund outperformed the Barclays Indices for the one-year, three-year and five-year periods ended January 31, 2012. The Board of Trustees noted that the Fund performed well against the Performance Peer Group for the three-year and five-year periods ended January 31, 2012 ranking first and second of eleven, respectively, and inline with the Performance Peer Group for the one-year period ended January 31, 2012 ranking sixth of eleven. However, the Board of Trustees discussed the Fund’s relatively poor performance against the Performance Peer Group for the six-month period ended January 31, 2012 ranking tenth of eleven, but noted that more recent performance in 2012 had shown marked improvement. In addition, the Board of Trustees noted the ongoing premium/discount trend was positive.

The Board of Trustees then considered the Fund’s fees and expenses. In reviewing the Fund’s advisory fees, the Trustees factored in the administration fee paid to Guggenheim Advisors, the servicing fee paid to Guggenheim Distributors, since those functions are typically included in the management fees of the Expense Peer Group, and the historical advisory fees paid to Cutwater Asset Management Corp. (“Cutwater”), the Fund’s former investment adviser. The Board of Trustees also compared the Fund’s administration fees and servicing fees paid to the Guggenheim Advisors and Guggenheim Distributors, respectively, to similar fees received by Guggenheim from certain of their other institutional clients. In addition, the Board of Trustees compared the administration fee paid to Guggenheim Advisors to the fees that would be charged for similar services provided by an alternate service provider. The Board of Trustees

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 27

BOARD CONSIDERATION IN CONNECTION WITH 2012 INVESTMENT MANAGEMENT
AGREEMENT CONTRACT CONTINUATION continued	July 31, 2012

also reviewed materials provided regarding fees charged to other institutional accounts managed by the Adviser, noting that such fees were lower than those charged to the Fund. However, the Adviser confirmed to the Board of Trustees that they did not believe that the fees charged to such institutional accounts could be appropriately compared to those charged to the Fund because the management of such institutional accounts differed significantly from the Fund with respect to factors including size, investment guidelines and restrictions, scope and complexity of permitted investments and required levels of service. Furthermore, the Trustees noted that a portion of the contractual fee payable to Adviser and Guggenheim Distributors had been waived until June 30, 2013. While the contractual fees were higher than the Expense Peer Group average, after giving effect to the contractual waivers, the Trustees noted that the combined advisory, administration and servicing fees were within a reasonable range of the average advisory fee (net of waivers) of the Expense Peer Group. Furthermore, the Board of Trustees noted that the current advisory fee, after giving effect to the fee waivers, ranks as the third lowest of the Expense Peer Group at 0.30%.

With respect to the profits realized by Adviser from its relationship with the Fund, the Board of Trustees reviewed information regarding the revenues the Adviser received under the Advisory Agreement as well as the direct and estimated indirect costs Adviser incurred in providing the services to the Fund. The Trustees noted that Adviser was earning a reasonable profit from its relationship with the Fund.

With respect to potential economies of scale, the Trustees noted that, as a closed-end fund, the Fund was not expected to materially increase in size. Therefore the Board of Trustees did not consider economies of scale as a principal factor in assessing the fee rates payable under the Agreement.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board of Trustees determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the approval of the Advisory Agreement with the Adviser through June 30, 2013 was in the best interests of the Fund and its shareholders.

28 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

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FUND INFORMATION	July 31, 2012

Board of Trustees	Executive Officers	Investment Adviser	Accounting Agent,
Randall C. Barnes	Clifford D. Corso	Cutwater Investor	Custodian and
	President and Chief	Services Corp.	Auction Agent
Clifford D. Corso*	Executive Officer	Armonk, New York	The Bank of New York
Mellon
Ronald A. Nyberg	Kevin Robinson	Servicing Agent	New York, New York
	Chief Legal Officer	Guggenheim Funds
Kevin M. Robinson**		Distributors, LLC	Legal Counsel
	John Sullivan	Lisle, Illinois	Simpson Thacher &
Ronald E. Toupin, Jr.,	Chief Financial Officer,		Bartlett LLP
Chairman	Chief Accounting Officer	Administrator	New York, New York
	and Treasurer	Guggenheim Funds
* Trustee is an “interested		Investment Advisors, LLC	Independent Registered
person” of the Fund as	Mark E. Mathiasen	Lisle, Illinois	Public Accounting Firm
defined in the Investment	Secretary		Ernst & Young LLP
Company Act of 1940, as			Chicago, Illinois
amended, as a result of	Stevens T. Kelly
his position as an officer	Assistant Secretary
of the Fund’s Investment
Adviser.	James B. DiChiaro
Vice President
** Trustee is an “interested
person” of the Fund as	Ann E. Edgeworth
defined in the Investment	Interim Chief
Company Act of 1940, as	Compliance Officer
amended, as a result of
his position as an officer
of Guggenheim Funds
Distributors, LLC, the
Fund’s Servicing Agent
and certain of its affiliates.

Privacy Principles of Managed Duration Investment Grade Municipal Fund for Shareholders

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website-www.Cutwater.com.

Questions concerning your shares of Managed Duration Investment Grade Municipal Fund:
•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:

Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 819-5301.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 819-5301 or by accessing the Fund’s Form N-PX on the US Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/mzf. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov .

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 31

ABOUT THE FUND MANAGER

Cutwater Investor Services Corp.

Cutwater Investor Services Corp. (“Cutwater”), the Fund’s Investment Adviser, is based in Armonk, New York and was created in 1991 to provide fixed-income investment products and services to institutional and retail clients. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. Cutwater is a wholly-owned subsidiary of MBIA, Inc., which is listed on the New York Stock Exchange. Additional information can be found at cutwater.com.

Investment Philosophy

Cutwater Investor Services Corp.’s philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. Cutwater Investor Services Corp. believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

Investment Process

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm’s chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. Cutwater’s rigorous bottom-up process is rooted in fundamental credit analysis and Cutwater’s proprietary research.

Cutwater Investor Services Corp.	Guggenheim Funds Distributors, LLC
113 King Street	2455 Corporate West Drive
Armonk, NY 10504	Lisle, IL 60532
(09/12)	Member FINRA/SIPC
	(09/12)	CEF - MZF - AR - 0712
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and  regulatory filings or engagements were $20,650 and $29,000 for the fiscal years ending July 31, 2012 and July 31, 2011, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, include agreed upon procedures reports performed for rating agencies, were $4,000 and $5,300 for the fiscal years ending July 31, 2012 and July 31, 2011, respectively.

Ernst & Young LLP did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $4,250 and $5,000 for the fiscal years ending July 31, 2012 and July 31, 2011, respectively.

Ernst & Young LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) were $0 and $0 for the fiscal years ending July 31, 2012 and July 31, 2011, respectively.

Ernst & Young LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures:

 (i) The Audit Committee reviews, and in its sole discretion, pre-approves, (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant  (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

 (ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

 (f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant  that directly related to the operations and financial reporting of the registrant were $8,250 and $10,300 for the fiscal years ending July 31, 2012 and July 31, 2011, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrant.

a)
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of Ronald A. Nyberg, Ronald E. Toupin, Jr., and Randall C. Barnes.

b)	Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Cutwater Asset Management Corp. (the "Adviser"). The Proxy Voting Policies and Procedures of the Adviser (the "Proxy Voting Policies") are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)           A team of investment professionals at Cutwater Investor Services Corp. shares primary responsibility for the day-to-day portfolio management of the Fund.  The following provides information regarding the members of the team.

Name	Since	Professional Experience
Clifford D. Corso	2003 (Inception)	President of Cutwater Investor Services Corp.; Chief Investment Officer, MBIA Insurance Corp.
James B. DiChiaro	2007	Vice President and Portfolio Manager, Cutwater Investor Services Corp. (1999-present).
Matthew J. Bodo	2012	Vice President and Portfolio Manager, Cutwater Investor Services Corp. (2002-present)

 (a) (2) (i-iii)            Other accounts managed.    Cutwater Investor Services Corp. currently manages one performance-based fee account.  The following summarizes information regarding each of the other accounts managed by the Cutwater Investor Services Corp. portfolio managers as of July 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Clifford D. Corso	2	$299 million	5	$3.2 billion	282	$28 billion
James B. DiChiaro	-	-	-	-	4	$378 million
Matthew J. Bodo	-	-	6	$1.3 billion	25	$809 million

(a) (2) (iv)             Conflicts of Interest.    Cutwater Investor Services Corp. provides advisory services to other clients which invest in securities of the same type that the Fund invests in (i.e. municipal obligations).  These include certain managed accounts which are affiliates of Cutwater Investor Services Corp.  The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate.  As of July 31, 2012, the Fund has dealt with this conflict of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

(a) (3)           Compensation. As of July 31, 2012, Cutwater Investor Services Corp. as Adviser to the Fund, compensates the Fund’s portfolio managers for their management of the Fund.  Compensation is comprised of a fixed base salary and discretionary performance bonus that is based on the overall success of the firm, and the individual’s responsibility and his/her performance versus expectations, which are reviewed annually.  That evaluation includes the professionals’ own self-assessment of their years’ work relative to their responsibilities and also includes supervisor evaluation.  The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards.  Additionally, there is a long-term incentive plan, which is eligible for participation by employees at the Vice President level and above.  Total compensation of the Fund’s portfolio managers is not related to Fund performance.

(a) (4)           Securities ownership.    The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the Cutwater Investor Services Corp. portfolio managers as of July 31, 2012:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Clifford D. Corso	None
James B. DiChiaro	None
Matthew J. Bodo	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Duration Investment Grade Municipal Fund

By:               /s/Clifford D. Corso

Name:         Clifford D. Corso

Title:           President and Chief Executive Officer

Date:           October 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/Clifford D. Corso

Name:         Clifford D. Corso

Title:           President and Chief Executive Officer

Date:           October 3, 2012

By:              /s/John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           October 3, 2012